CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Annual Report of Great-West Funds, Inc. (the “Registrant”) on Form N-CSR for the period ended December 31, 2014 (the “Report”), the undersigneds hereby certify, to the best of their knowledge, that:

1. The	Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	February 26, 2015

By:	/s/ Charles P. Nelson
Charles P. Nelson
President & Chief Executive Officer

Date:	February 26, 2015

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer & Treasurer

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.